Exhibit 99.2

Philip Morris International Inc.

Glossary of Key Terms, Definitions
and Explanatory Notes; and

Select Financial Information and Reconciliations of
Non-GAAP Financial Measures

2026 Third-Quarter Results
October 21, 2026

Glossary of Key Terms, Definitions
and Explanatory Notes

General
•"PMI" refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.
•With our smoke-free business now operating at scale across our regions, including substantial growth from our U.S. business, PMI has implemented an evolved organizational model with two primary business units: International and U.S. This change was implemented effective January 1, 2026, and as a result PMI realigned its reportable segments accordingly. The four geographic segments have been replaced with three new reportable segments: International Smoke-Free, International Combustibles, and U.S. (including our wellness business unit, Aspeya).
•Comparisons are made to the same prior-year period unless otherwise stated.
•References to total industry and PMI market share performance reflect cigarettes and heated tobacco units, unless otherwise stated.
•Illicit products are products resulting from any practice or conduct prohibited by law relating to the production, shipment, receipt, possession, distribution, sale, or purchase of goods, including any practice or conduct intended to facilitate such activity.
•Total industry volume, PMI in-market sales volume, and PMI market share for the total international market and Japanese domestic market, include the cigarillo category in Japan.
•References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the U.S., total industry (or total market) and market shares are PMI estimates for tax-paid and Global Travel Retail products based on data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China. Past reported periods may be updated to ensure comparability and to incorporate the most current information for industry and market share reporting.
•"Combustible tobacco products" is the term PMI uses to refer to cigarettes and other tobacco products that are combusted.
•In-market sales or "IMS" is defined as sales to the trade channels, which serve the end legal age nicotine users. Depending on the market and distribution model, IMS may represent an estimate. Consequently, past reported periods may be updated to ensure comparability and to incorporate the most current information.
•From time to time, PMI’s shipment volumes and IMS are subject to the impact of distributor inventory movements (or wholesaler inventory movements in certain markets where PMI does not sell to distributors), and estimated total industry/market volumes are subject to the impact of inventory movements in various trade channels that include estimated trade inventory movements of PMI’s competitors arising from market-specific factors that significantly distort reported volume disclosures. Such factors may include changes to the manufacturing supply chain, shipment methods, consumer demand, timing of excise tax increases or other influences that may affect the timing of sales to customers. In such instances, in addition to reviewing PMI shipment volumes, IMS, certain estimated total industry/market volumes and estimated market share on a reported basis, management reviews these measures on an adjusted basis that excludes the impact of distributor and/or estimated trade inventory movements. Management also believes that disclosing PMI's shipment volumes, IMS, estimated total industry/market volumes and estimated market share in such circumstances on a basis that excludes the impact of distributor and/or estimated trade inventory movements, improves the comparability of performance and trends for these measures over different reporting periods.
•Adjusted in-market sales or "adjusted IMS" is defined as in-market sales excluding distributor and/or trade inventory movements, which are estimated using a number of internal and external sources. Past reported periods may be updated to ensure comparability and to incorporate the most current information.
•Consumer offtake or offtake is the term PMI uses to refer to an approximation of purchases by consumers based on various market specific sources (e.g., Nielsen).
•"Total shipment volume" is defined as the combined total of cigarette, heated tobacco, oral smoke-free products (excluding snuff, snuff leaf and U.S. chew) and
e-vapor shipment volume in equivalent units, unless otherwise stated.

~~•~~Following the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH) on March 22, 2019, PMI continues to report the volume and corresponding royalty revenues of brands sold by RBH for which other PMI subsidiaries are the trademark owner. These include Next, Parliament, TEREA and VEEV. The volume and corresponding royalty revenues for these brands sold by RBH were not material to PMI for all periods presented.
•Within the tables and schedules presented throughout this earnings release, certain columns and rows may not add due to the use of rounded numbers for disclosure purposes.
Financial
•"Cost of sales" consists principally of: tobacco leaf, non-tobacco raw materials, labor and manufacturing costs; shipping and handling costs; and the cost of devices produced by third-party electronics manufacturing service providers. Estimated costs associated with device warranty programs are generally provided for in cost of sales in the period the related revenues are recognized.
•"Adjusted Gross Profit Margin" is calculated as adjusted gross profit divided by adjusted net revenues.
•"Marketing, administration and research costs" include the costs of marketing and selling our products, other costs generally not related to the manufacture of our products (excluding corporate expenses and other), and costs incurred to develop new products. The most significant components of our marketing, administration and research costs are marketing and sales expenses and general and administrative expenses.
•"Adjusted Operating Companies Income Margin" is calculated as adjusted operating companies income divided by adjusted net revenues.
•In the first quarter of 2026, "Corporate expenses and other" include our general corporate related costs and certain other expenses, which previously were included in cost of sales and marketing, administration and research costs. Other expenses includes foreign currency gains/losses and compensation expense related to restricted share units and performance share units awards.
•"Cost" in the Consolidated Financial Summary table of total PMI reflects the currency neutral variances of: cost of sales (excluding the volume/mix cost component) and, where applicable, marketing, administration and research costs (including restructuring costs); corporate expenses and other; and amortization and impairment of intangibles.
•"Other" in the Consolidated Financial Summary table of total PMI Volume/Mix/Other includes the currency neutral net revenue variance, unrelated to volume/mix and price components, attributable to: fees for certain distribution rights billed to customers in certain markets.
•In the first quarter of 2026, PMI introduced Operating Companies Income (OCI) as an additional profitability measure for our U.S. and International business units. OCI is calculated as Operating Income (OI) less corporate expenses and other. Other includes foreign currency gains/losses and compensation expense related to restricted share units and performance share units awards, which were reclassified from Cost of Sales and Marketing, Administration and Research costs.
•"Adjusted Operating Income Margin" is calculated as adjusted operating income, divided by adjusted net revenues.
•"Adjusted EBITDA" is defined as earnings before interest, taxes, depreciation, amortization and equity (income)/loss in unconsolidated subsidiaries, excluding restructuring costs, impairment of intangibles, and unusual items.
•"Net debt" is defined as total debt, less cash and cash equivalents.
•Growth rates presented on an organic basis reflect adjusted results, excluding currency, acquisitions and divestitures.
•Management reviews net revenues, gross profit, operating companies income, operating income, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, divestitures, restructuring costs, tax items and other adjusting items. Additionally, starting in 2022 and on a comparative basis, for these measures other than net revenues and operating cash flow, PMI includes adjustments to add back amortization expense on acquisition related intangible assets that are recorded as part of purchase accounting and contribute to PMI’s revenue generation, as well as impairment of intangible assets, if any. While amortization expense on acquisition related intangible assets is excluded in these adjusted measures, the net revenues generated from these acquired intangible assets are included in the company's adjusted measures, unless otherwise stated. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results. Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.
•When PMI provides its expectation for adjusted net revenues, adjusted operating income and margin, adjusted earnings per share and adjusted operating cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures, as described above, generally is not available without unreasonable effort due to potentially high variability, complexity, and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as restructuring costs, amortization and impairment of acquired intangibles and other adjusting items, changes in currency exchange rates, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.
•Non-GAAP measures used by PMI should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the "Select Financial Information and Reconciliations of Non-GAAP Financial Measures" section of this document.
•U.S. GAAP Treatment of a country as a Highly Inflationary Economy: following the categorization of a country by the International Practices Task Force of the Center for Audit Quality as having a three-year cumulative inflation rate greater than 100%, the country is considered highly inflationary in accordance with U.S. GAAP. For such countries, PMI accounts for the operations of its local affiliates as highly inflationary, and to treat the U.S. dollar as the functional currency of the affiliates. Such treatment was effective July 1, 2018, for Argentina, April 1, 2022, for Turkey, and October 1, 2024 for Egypt.
•"Fair value adjustment for equity security investments" reflects the adjustment resulting from share price movements in passive investments for publicly traded entities that are not controlled or influenced by PMI. Under U.S. GAAP, such adjustments are required to be reflected directly in the income statement. Adjustments reflect share price movements in PMI's investments in India and Sri Lanka.
•"Income tax impact associated with Swedish Match AB financing" reflects a deferred tax benefit (cost) for unrealized foreign currency losses (gains) on intercompany loans related to the Swedish Match acquisition financing reflected in PMI's consolidated statements of earnings. The underlying pre-tax foreign currency movements fully offset in the consolidated statements of earnings and were reflected as currency translation adjustments in PMI's consolidated statements of stockholders' (deficit) equity.
Smoke-Free
•Smoke-free business ("SFB”) is the term PMI uses to refer to all of its smoke-free products. SFB also includes wellness products, as well as consumer accessories.
•Smoke-free products ("SFPs”) is the term PMI uses to refer to all of its products that provide nicotine without combusting tobacco, such as heat-not-burn, e-Vapor, and oral smokeless, and that therefore generate far lower levels of harmful chemicals. As such, these products have the potential to present less risk of harm versus continued smoking.
•Wellness products primarily refer to products associated with oral and intra-oral delivery systems.
•"Heated tobacco units" or "HTU" is the term PMI uses to refer to heated tobacco consumables, which include our BLENDS, DELIA, HEETS and HEETS Creations (defined collectively as "HEETS"), SENTIA, TEREA, TEREA CRAFTED, and TEREA Dimensions, as well as the KT&G-licensed brands, Fiit and Miix (outside of South Korea). HTU's also include zero tobacco heat-not-burn consumables (BEYOND, and LEVIA).
•Unless otherwise stated, market share for HTUs is defined as the in-market sales volume for HTUs as a percentage of the total estimated industry sales volume for cigarettes and HTUs. For Japan, total estimated industry sales volume also includes cigarillos.

•"Adjusted market share for HTUs" is defined as the total in-market sales volume for PMI HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs, excluding the impact of estimated distributor and wholesaler inventory movements.
•Unless otherwise stated, all references to IQOS are to PMI's IQOS and BONDS devices and heated tobacco consumables.
•IQOS heat-not-burn devices are precisely controlled heating devices into which specially designed and proprietary tobacco units are inserted and heated to generate an aerosol.
•"PMI heat-not-burn products" or "PMI HTUs" or "IQOS HTUs" include licensed KT&G heat-not-burn products.
•“Total PMI SFPs users” is defined as the sum of “Total IQOS users”, “Total oral smokeless users", “Total e-Vapor users” of PMI products and considering “Poly-users across PMI SFPs categories”.
•“Total IQOS users” is defined as the estimated number of Legal Age (minimum 18 years1) users of PMI heat-not-burn products, for which PMI HTUs represented at least a portion of their daily tobacco consumption over the past seven days.
The estimated number of adults who have "switched to IQOS and stopped smoking" reflects:
•for markets where there are no heat-not-burn products other than PMI heat-not-burn products: daily individual consumption of PMI HTUs represents the totality of their daily tobacco consumption in the past seven days;
•for markets where PMI heat-not-burn products are among other heat-not-burn products: daily individual consumption of HTUs represents the totality of their daily tobacco consumption in the past seven days, of which at least 70% is PMI HTUs.
•“Total PMI oral smokeless users” are defined as the estimated number of Legal Age (minimum 21 years in the U.S and minimum 18 years11outside the U.S) users of oral smokeless products who consumed at least one of PMI oral smokeless products (nicotine pouches in the U.S., and nicotine pouches or snus outside the U.S) over the past seven days.
•“Total PMI e-Vapor users” is defined as the estimated number of Legal Age (minimum 18 years1) users of e-Vapor products, who consumed at least one of PMI
e-Vapor products in the past seven days.
•“Poly-users across PMI SFPs categories” are defined as the estimated number of Legal Age (minimum 18 years1) users who used multiple PMI SFPs over the past seven days.
•The above SFPs user metrics reflect PMI estimates, which are based on PMI's proprietary Nicotine Containing Products Tracker (NCPT) in combination with SFP offtake volume trends. The NCPT methodology estimates rely on NCPT e-Vapor, oral smokeless (except the U.S.) and poly-usage data, which is calibrated using Total IQOS user data, leveraging our deep understanding of PMI’s heat-not-burn category and its size. Total PMI oral smokeless users in the U.S. are approximated through volume-based estimations, as NCPT data for the U.S. is not currently available.
Note: NCPT sample-based estimations use a 95% Confidence Interval. The accuracy and reliability of the estimates may vary based on sample size, market maturity and availability of information.
•"Oral smoke-free product volume" excludes snuff, snuff leaf and U.S. chew.
•“Modern oral” pouches mainly refer to pre-portioned pouches containing nicotine, flavors, and cellulose substrate. In some markets, modern oral pouches may also contain small amounts of tobacco.
•Oral smoke-free products conversion: 1 pouch equals 1 unit.
•E-vapor products conversion: one milliliter of e-vapor liquid equivalent to 10 units.
11Minimum 18 years or older depending on market regulation

Select Financial Information and Reconciliations of Non-GAAP Financial Measures

		Schedule 1 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Diluted Earnings Per Share (EPS)
($ in millions, except per share data) / (Unaudited)

Quarters Ended	Diluted EPS	Nine Months Ended
September 30,		September 30,
$ 2.12	2026 Diluted Earnings Per Share (1)	$ 5.48
$ 2.23	2025 Diluted Earnings Per Share (1)	$ 5.89
$ (0.11)	Change	$ (0.41)
(4.9)%	% Change	(7.0)%

	Reconciliation:
$ 2.23	2025 Diluted Earnings Per Share (1)	$ 5.89
—	2025 Restructuring charges	0.13
—	2025 Impairment of goodwill	0.03
0.13	2025 Amortization of intangibles	0.37
(0.10)	2025 RBH (Canada) Plan Implementation, including dividend income, net	(0.10)
—	2025 Income tax impact associated with Swedish Match AB financing	(0.24)
(0.07)	2025 Fair value adjustment for equity security investments	(0.33)
0.09	2025 Impairment of Wellness business related equity investment	0.09
0.10	2025 Germany excise tax classification litigation charge	0.10
(0.14)	2025 Tax Items	(0.11)
—	2026 Restructuring charges	(0.02)
(0.13)	2026 Amortization of intangibles	(0.37)
(0.01)	2026 Income tax impact associated with Swedish Match AB financing	(0.07)
—	2026 Impairment related to the RBH equity investment	(0.33)
(0.06)	2026 Fair value adjustment for equity security investments	(0.22)
—	2026 Egypt sales tax settlement adjustment	0.01
(0.04)	2026 Dutch pension plan buy-out loss	(0.04)
(0.01)	Currency	0.20
0.02	Interest	0.03
(0.08)	Change in tax rate	0.03
0.19	Operations (2)	0.43
$ 2.12	2026 Diluted Earnings Per Share (1)	$ 5.48

(1) Basic and diluted EPS were calculated using the following (in millions):

				Schedule 1 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Diluted Earnings Per Share (EPS)
($ in millions, except per share data) / (Unaudited)

Quarters Ended			Nine Months Ended
September 30,			September 30,
2026	2025		2026	2025
$ 3,313	$ 3,478	Net Earnings attributable to PMI	$ 8,568	$ 9,207
8	10	Less: Distributed and undistributed earnings attributable to share-based payment awards (3)	22	26
$ 3,305	$ 3,468	Net Earnings for basic and diluted EPS	$ 8,546	$ 9,181

1,559	1,557	Weighted-average shares for basic EPS	1,558	1,556
1	1	Plus Contingently Issuable Performance Stock Units (3)	2	2
1,560	1,558	Weighted-average shares for diluted EPS	1,560	1,558

(2) Includes the impact of shares outstanding and share-based payments
(3) Including rounding adjustment
Note: EPS is computed independently for each of the periods presented. Accordingly, the sum of the quarterly EPS amounts may not agree to the total for the year

							Schedule 2
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency
(Unaudited)

Quarters Ended September 30,				Nine Months Ended September 30,
2026	2025	% Change		2026	2025	% Change
$ 2.12	$ 2.23	(4.9)%	Reported Diluted EPS	$ 5.48	$ 5.89	(7.0)%
(0.01)			Less: Currency	0.20
$ 2.13	$ 2.23	(4.5)%	Reported Diluted EPS, excluding Currency	$ 5.28	$ 5.89	(10.4)%

Quarters Ended September 30,				Nine Months Ended September 30,			Year Ended
2026	2025	% Change		2026	2025	% Change	2025
$ 2.12	$ 2.23	(4.9)%	Reported Diluted EPS	$ 5.48	$ 5.89	(7.0)%	$ 7.26
—	—		Restructuring charges	0.02	0.13		0.14
—	—		Impairment of goodwill	—	0.03		0.03
0.13	0.13		Amortization of intangibles	0.37	0.37		0.50
0.06	(0.07)		Fair value adjustment for equity security investments	0.22	(0.33)		(0.18)
0.01	—		Income tax impact associated with Swedish Match AB financing	0.07	(0.24)		(0.25)
—	—		Loss on expected sale of consumer accessories and other businesses	—	—		0.06
—	0.10		Germany excise tax classification litigation charge	—	0.10		0.10
—	(0.10)		RBH (Canada) Plan Implementation, including dividend income, net	—	(0.10)		(0.10)
—	0.09		Impairment of Wellness business related equity investment	—	0.09		0.09
—	—		Impairment related to the RBH equity investment	0.33	—		—
—	—		Egypt sales tax settlement adjustment	(0.01)	—		—
0.04	—		Dutch pension plan buy-out loss	0.04	—		—
—	(0.14)		Tax items	—	(0.11)		(0.11)
$ 2.36	$ 2.24	5.4%	Adjusted Diluted EPS	$ 6.52	$ 5.83	11.8%	$ 7.54
(0.01)			Less: Currency	0.20
$ 2.37	$ 2.24	5.8%	Adjusted Diluted EPS, excluding Currency	$ 6.32	$ 5.83	8.4%

Note: EPS is computed independently for each of the periods presented. Accordingly, the sum of the quarterly EPS amounts may not agree to the total for the year

								Schedule 3

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions / Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Quarters Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2026					PMI	2025	% Change
$ 3,867	$ (74)	$ 3,941	$ (27)	$ 3,968	International Smoke-Free	$ 3,839	0.7%	2.7%	3.4%
6,725	(81)	6,806	—	6,806	International Combustibles	6,316	6.5%	7.8%	7.8%
10,592	(155)	10,747	(27)	10,774	Total International	10,156	4.3%	5.8%	6.1%
845	(1)	846	—	846	U.S.	689	22.7%	22.7%	22.7%
$ 11,438	$ (155)	$ 11,593	$ (27)	$ 11,620	Total PMI	$ 10,845	5.5%	6.9%	7.1%

2026					Smoke-Free	2025	% Change
$ 3,867	$ (74)	$ 3,941	$ (27)	$ 3,968	International Smoke-Free	$ 3,839	0.7%	2.7%	3.4%
758	(1)	758	—	758	U.S.	605	25.2%	25.3%	25.3%
74	(1)	75	—	75	of which, Wellness	57	29.6%	30.5%	30.5%
$ 4,625	$ (75)	$ 4,700	$ (27)	$ 4,727	Total Smoke-Free	$ 4,445	4.1%	5.7%	6.3%

2026					Combustible Tobacco	2025	% Change
$ 6,725	$ (81)	$ 6,806	$ —	$ 6,806	International Combustibles	$ 6,316	6.5%	7.8%	7.8%
87	—	87	—	87	U.S.	84	4.2%	4.2%	4.2%
$ 6,812	$ (81)	$ 6,893	$ —	$ 6,893	Total Combustible Tobacco	$ 6,400	6.4%	7.7%	7.7%

Note: Sum of product categories or segments might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

								Schedule 4

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions / Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Nine Months Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2026					PMI	2025	% Change
$ 11,580	$ 297	$ 11,283	$ (44)	$ 11,328	International Smoke-Free	$ 10,310	12.3%	9.4%	9.9%
18,872	429	18,443	—	18,443	International Combustibles	17,525	7.7%	5.2%	5.2%
30,452	726	29,726	(44)	29,770	Total International	27,835	9.4%	6.8%	7.0%
2,324	8	2,316	—	2,316	U.S.	2,451	(5.2)%	(5.5)%	(5.5)%
$ 32,776	$ 734	$ 32,042	$ (44)	$ 32,086	Total PMI	$ 30,286	8.2%	5.8%	5.9%

2026					Smoke-Free	2025	% Change
$ 11,580	$ 297	$ 11,283	$ (44)	$ 11,328	International Smoke-Free	$ 10,310	12.3%	9.4%	9.9%
2,069	8	2,062	—	2,062	U.S.	2,189	(5.5)%	(5.8)%	(5.8)%
193	8	185	—	185	of which, Wellness	166	16.1%	11.5%	11.5%
$ 13,649	$ 304	$ 13,345	$ (44)	$ 13,389	Total Smoke-Free	$ 12,500	9.2%	6.8%	7.1%

2026					Combustible Tobacco	2025	% Change
$ 18,872	$ 429	$ 18,443	$ —	$ 18,443	International Combustibles	$ 17,525	7.7%	5.2%	5.2%
254	—	254	—	254	U.S.	261	(2.6)%	(2.6)%	(2.6)%
$ 19,126	$ 429	$ 18,697	$ —	$ 18,697	Total Combustible Tobacco	$ 17,786	7.5%	5.1%	5.1%

Note: Sum of product categories or segments might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

												Schedule 5

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Gross Profit to Adjusted Gross Profit, excluding Currency and Acquisitions / Divestitures
($ in millions) / (Unaudited)

Gross Profit	Adjusting Items (1)	Adjusted Gross Profit	Currency	Adjusted Gross Profit excluding Currency	Acquisitions / Divestitures	Adjusted Gross Profit excl. Currency & Acquisitions / Divestitures		Gross Profit	Adjusting Items (1)	Adjusted Gross Profit	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2026							Quarters Ended September 30,	2025			% Change
$ 2,705	$ (1)	$ 2,705	$ (60)	$ 2,766	$ (7)	$ 2,773	International Smoke-Free	$ 2,683	$ (1)	$ 2,683	0.8%	3.1%	3.3%
4,610	—	4,610	(52)	4,662	—	4,662	International Combustibles	4,244	—	4,244	8.6%	9.8%	9.8%
7,315	(1)	7,315	(112)	7,428	(7)	7,435	Total International	6,927	(1)	6,928	5.6%	7.2%	7.3%
539	(5)	544	—	544	—	544	U.S.	434	(5)	439	23.9%	23.8%	23.8%
$ 7,854	$ (6)	$ 7,860	$ (112)	$ 7,972	$ (7)	$ 7,979	Total PMI	$ 7,361	$ (5)	$ 7,366	6.7%	8.2%	8.3%

2026							Nine Months Ended September 30,	2025			% Change
$ 8,105	$ (2)	$ 8,107	$ 194	$ 7,913	$ (11)	$ 7,925	International Smoke-Free	$ 7,088	$ (2)	$ 7,090	14.3%	11.6%	11.8%
12,839	—	12,839	290	12,549	—	12,549	International Combustibles	11,679	—	11,679	9.9%	7.4%	7.4%
20,944	(2)	20,946	484	20,462	(11)	20,474	Total International	18,767	(2)	18,769	11.6%	9.0%	9.1%
1,473	(16)	1,489	(1)	1,490	—	1,490	U.S.	1,729	(15)	1,744	(14.6)%	(14.6)%	(14.6)%
$ 22,418	$ (18)	$ 22,436	$ 483	$ 21,953	$ (11)	$ 21,964	Total PMI	$ 20,497	$ (16)	$ 20,513	9.4%	7.0%	7.1%

(1) 2026 third-quarter and nine months ended September 30 reflect amortization of intangibles, all amounts are related to cost of goods sold. 2025 third-quarter and nine months ended September 30 reflect amortization of intangibles, all amounts are related to cost of goods sold.
Note: Sum of segments might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

														Schedule 6

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Gross Profit Margin, excluding Currency and Acquisitions / Divestitures
($ in millions) / (Unaudited)

Adjusted Gross Profit (1)	Net Revenues (2)	Adjusted Gross Profit Margin	Adjusted Gross Profit excluding Currency (1)	Net Revenues excluding Currency (2)	Adjusted Gross Profit Margin excluding Currency	Adjusted Gross Profit excluding Currency & Acquisitions / Divestitures (1)	Net Revenues excluding Currency & Acquisitions / Divestitures (2)	Adjusted Gross Profit Margin excluding Currency & Acquisitions / Divestitures		Adjusted Gross Profit (1)	Net Revenues (2)	Adjusted Gross Profit Margin	Adjusted Gross Profit Margin	Adjusted Gross Profit Margin excluding Currency	Adjusted Gross Profit Margin excluding Currency & Acquisitions / Divestitures

2026									Quarters Ended September 30,	2025			% Points Change
$ 2,705	$ 3,867	70.0%	$ 2,766	$ 3,941	70.2%	$ 2,773	$ 3,968	69.9%	International Smoke-Free	$ 2,683	$ 3,839	69.9%	0.1	0.3	—
4,610	6,725	68.5%	4,662	6,806	68.5%	4,662	6,806	68.5%	International Combustibles	4,244	6,316	67.2%	1.3	1.3	1.3
7,315	10,592	69.1%	7,428	10,747	69.1%	7,435	10,774	69.0%	Total International	6,928	10,156	68.2%	0.9	0.9	0.8
544	845	64.4%	544	846	64.3%	544	846	64.3%	U.S.	439	689	63.7%	0.7	0.6	0.6
$ 7,860	$ 11,438	68.7%	$ 7,972	$ 11,593	68.8%	$ 7,979	$ 11,620	68.7%	Total PMI	$ 7,366	$ 10,845	67.9%	0.8	0.9	0.8

2026									Nine Months Ended September 30,	2025			% Points Change
$ 8,107	$ 11,580	70.0%	$ 7,913	$ 11,283	70.1%	$ 7,925	$ 11,328	70.0%	International Smoke-Free	$ 7,090	$ 10,310	68.8%	1.2	1.3	1.2
12,839	18,872	68.0%	12,549	18,443	68.0%	12,549	18,443	68.0%	International Combustibles	11,679	17,525	66.6%	1.4	1.4	1.4
20,946	30,452	68.8%	20,462	29,726	68.8%	20,474	29,770	68.8%	Total International	18,769	27,835	67.4%	1.4	1.4	1.4
1,489	2,324	64.1%	1,490	2,316	64.3%	1,490	2,316	64.3%	U.S.	1,744	2,451	71.2%	(7.1)	(6.9)	(6.9)
$ 22,436	$ 32,776	68.5%	$ 21,953	$ 32,042	68.5%	$ 21,964	$ 32,086	68.5%	Total PMI	$ 20,513	$ 30,286	67.7%	0.8	0.8	0.8

(1) For the calculation of Adjusted Gross Profit and Adjusted Gross Profit excluding currency and acquisitions / divestitures refer to Schedule 5
(2) For the calculation of Net Revenues excluding currency and acquisitions / divestitures refer to Schedule 3 and Schedule 4

		Schedule 7

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Operating Companies Income (OCI)
($ in millions) / (Unaudited)

	Quarters Ended September 30,
2026	Total PMI	2025
$ 4,866	Operating Income	$ 4,263
5	Add back: Corporate Expenses and Other	(40)
$ 4,861	Operating Companies Income (OCI)	$ 4,303

	Nine Months Ended September 30,
2026	Total PMI	2025
$ 13,289	Operating Income	$ 11,519
(298)	Add back: Corporate Expenses and Other	(463)
$ 13,587	Operating Companies Income (OCI)	$ 11,982

Note: Sum of International and U.S. might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

								Schedule 8

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Companies Income for the Impact of Currency and Acquisitions / Divestitures
($ in millions) / (Unaudited)

Operating Companies Income	Currency	Operating Companies Income excluding Currency	Acquisitions / Divestitures	Operating Companies Income excluding Currency & Acquisitions / Divestitures		Operating Companies Income	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2026					Quarters Ended September 30,	2025	% Change
$ 4,894	$ (92)	$ 4,986	$ (2)	$ 4,988	International	$ 4,335	12.9%	15.0%	15.1%
(34)	1	(34)	—	(34)	U.S.	(33)	(3.3)%	(5.5)%	(5.5)%
$ 4,861	$ (91)	$ 4,952	$ (3)	$ 4,955	Total PMI	$ 4,303	13.0%	15.1%	15.2%

2026					Nine Months Ended September 30,	2025	% Change
$ 13,674	$ 210	$ 13,465	$ (4)	$ 13,469	International	$ 11,625	17.6%	15.8%	15.9%
(87)	(14)	(73)	—	(73)	U.S.	356	-(100)%	-(100)%	-(100)%
$ 13,587	$ 196	$ 13,391	$ (5)	$ 13,396	Total PMI	$ 11,982	13.4%	11.8%	11.8%

Note: Sum of International and U.S. might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

												Schedule 9

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Companies Income to Adjusted Operating Companies Income, excluding Currency and Acquisitions / Divestitures
($ in millions) / (Unaudited)

Operating Companies Income	Adjusting Items (1)	Adjusted Operating Companies Income	Currency	Adjusted Operating Companies Income excluding Currency	Acquisitions / Divestitures	Adjusted Operating Companies Income excl. Currency & Acquisitions / Divestitures		Operating Companies Income	Adjusting Items (1)	Adjusted Operating Companies Income	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2026							Quarters Ended September 30,	2025			% Change
$ 4,894	$ (46)	$ 4,940	$ (92)	$ 5,033	$ (2)	$ 5,035	International	$ 4,335	$ (207)	$ 4,542	8.8%	10.8%	10.8%
(34)	(205)	171	1	170	—	170	U.S.	(33)	(200)	168	1.9%	1.5%	1.5%
$ 4,861	$ (251)	$ 5,112	$ (91)	$ 5,203	$ (3)	$ 5,206	Total PMI	$ 4,303	$ (407)	$ 4,710	8.5%	10.5%	10.5%

2026							Nine Months Ended September 30,	2025			% Change
$ 13,674	$ (132)	$ 13,806	$ 210	$ 13,596	$ (4)	$ 13,600	International	$ 11,625	$ (586)	$ 12,211	13.1%	11.3%	11.4%
(87)	(637)	550	(14)	564	—	564	U.S.	356	(601)	958	(42.6)%	(41.1)%	(41.1)%
$ 13,587	$ (769)	$ 14,356	$ 196	$ 14,160	$ (5)	$ 14,165	Total PMI	$ 11,982	$ (1,187)	$ 13,169	9.0%	7.5%	7.6%

(1) See Schedule 10 and Schedule 11 for Adjusting Items details
Note: Sum of International and U.S. might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

									Schedule 10
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Companies Income to Adjusted Operating Companies Income
($ in millions) / (Unaudited)

	Quarters Ended September 30,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
PMI	2026	2025	Total	Excluding Currency & Acquisitions / Divestitures	Total	Currency	Acquisitions / Divestitures	Price	Vol / Mix/ Other	Cost
Operating Companies Income	$ 4,861	$ 4,303	13.0%	15.2%	$ 558	$ (91)	$ (3)	$ 739	$ (23)	$ (64)
Amortization of intangibles	(247)	(250)	1.2%	1.2%	3	—	—	—	—	3
RBH (Canada) Plan Implementation	0	19	(100.0)%	(100.0)%	(19)	—	—	—	—	(19)
Germany excise tax classification litigation charge	—	(176)	100.0%	100.0%	176	—	—	—	—	176
Restructuring charges	(4)	—	—%	—%	(4)	—	—	—	—	(4)
Adjusted Operating Companies Income	$ 5,112	$ 4,710	8.5%	10.5%	$ 402	$ (91)	$ (3)	$ 739	$ (23)	$ (220)

International
Operating Companies Income	$ 4,894	$ 4,335	12.9%	15.1%	$ 559	$ (92)	$ (2)	$ 586	$ (13)	$ 80
Amortization of intangibles	(46)	(50)	7.6%	7.6%	4	—	—	—	—	4
Germany excise tax classification litigation charge	—	(176)	100.0%	100.0%	176	—	—	—	—	176
Adjusted Operating Companies Income	$ 4,940	$ 4,542	8.8%	10.8%	$ 398	$ (92)	$ (2)	$ 586	$ (13)	$ (81)

U.S.
Operating Companies Income	$ (34)	$ (33)	(3.3)%	(5.5)%	$ (1)	$ 1	$ —	$ 153	$ (9)	$ (146)
Amortization of intangibles	(201)	(200)	(0.3)%	(0.3)%	(1)	—	—	—	—	(1)
Restructuring charges	(4)	—	—%	—%	(4)	—	—	—	—	(4)
Adjusted Operating Companies Income	$ 171	$ 168	1.9%	1.5%	$ 3	$ 1	$ —	$ 153	$ (9)	$ (141)

Note: Sums of International and U.S. and adjusting items might not foot due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

									Schedule 11
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income
($ in millions) / (Unaudited)

	Nine Months Ended September 30,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
PMI	2026	2025	Total	Excluding Currency & Acquisitions / Divestitures	Total	Currency	Acquisitions / Divestitures	Price	Vol / Mix/ Other	Cost
Operating Companies Income	$ 13,587	$ 11,982	13.4%	11.8%	$ 1,605	$ 196	$ (5)	$ 1,889	$ (261)	$ (214)
Amortization of intangibles	(750)	(746)	(0.5)%	(0.5)%	(4)	—	—	—	—	(4)
RBH (Canada) Plan Implementation	—	19	(100.0)%	(100.0)%	(19)	—	—	—	—	(19)
Egypt sales tax settlement adjustment	15	—	—%	—%	15	—	—	—	—	15
Germany excise tax classification litigation charge	—	(176)	100.0%	100.0%	176	—	—	—	—	176
Impairment of goodwill	—	(41)	100.0%	100.0%	41	—	—	—	—	41
Restructuring charges	(34)	(243)	86.0%	86.0%	209	—	—	—	—	209
Adjusted Operating Companies Income	$ 14,356	$ 13,169	9.0%	7.6%	$ 1,187	$ 196	$ (5)	$ 1,889	$ (261)	$ (632)

International
Operating Companies Income	$ 13,674	$ 11,625	17.6%	15.9%	$ 2,049	$ 210	$ (4)	$ 1,801	$ (46)	$ 88
Amortization of intangibles	(147)	(145)	(1.4)%	(1.4)%	(2)	—	—	—	—	(2)
Egypt sales tax settlement adjustment	15	—	—%	—%	15	—	—	—	—	15
Germany excise tax classification litigation charge	—	(176)	100.0%	100.0%	176	—	—	—	—	176
Impairment of goodwill	—	(41)	100.0%	100.0%	41	—	—	—	—	41
Restructuring charges	—	(243)	100.0%	100.0%	243	—	—	—	—	243
Adjusted Operating Companies Income	$ 13,806	$ 12,211	13.1%	11.4%	$ 1,594	$ 210	$ (4)	$ 1,801	$ (46)	$ (366)

U.S.
Operating Companies Income	$ (87)	$ 356	-(100)%	-(100)%	$ (444)	$ (14)	$ —	$ 88	$ (214)	$ (303)
Amortization of intangibles	(604)	(601)	(0.4)%	(0.4)%	(2)	—	—	—	—	(2)
Restructuring charges	(34)	—	—%	—%	(34)	—	—	—	—	(34)
Adjusted Operating Companies Income	$ 550	$ 958	(42.6)%	(41.1)%	$ (408)	$ (14)	$ —	$ 88	$ (214)	$ (267)

Note: Sums of International and U.S. and adjusting items might not foot due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 12
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions / Divestitures
($ in millions) / (Unaudited)

Operating Income	Adjusting Items (1)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions / Divestitures	Adjusted Operating Income excl. Currency & Acquisitions / Divestitures		Operating Income	Adjusting Items (1)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2026							Quarters Ended September 30,	2025			% Change
$ 4,866	$ (251)	$ 5,117	$ (39)	$ 5,156	$ (3)	$ 5,159	Total PMI	$ 4,263	$ (407)	$ 4,670	9.6%	10.4%	10.5%

2026							Nine Months Ended September 30,	2025			% Change
$ 13,289	$ (769)	$ 14,058	$ 379	$ 13,679	$ (5)	$ 13,684	Total PMI	$ 11,519	$ (1,187)	$ 12,706	10.6%	7.7%	7.7%

(1) Adjusted Operating Income and Adjusted Operating Companies Income excluding currency and acquisitions / divestitures are calculated using the same adjusting items as Operating Companies Income, as presented in Schedule 10 and Schedule 11

														Schedule 13
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions / Divestitures
($ in millions) / (Unaudited)

Adjusted Operating Income (1)	Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (1)	Net Revenues excluding Currency (2)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acquisitions / Divestitures (1)	Net Revenues excluding Currency & Acquisitions / Divestitures (2)	Adjusted Operating Income Margin excluding Currency & Acquisitions / Divestitures		Adjusted Operating Income (1)	Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acquisitions / Divestitures

2026									Quarters Ended September 30,	2025			% Points Change
$ 5,117	$ 11,438	44.7%	$ 5,156	$ 11,593	44.5%	$ 5,159	$ 11,620	44.4%	Total PMI	$ 4,670	$ 10,845	43.1%	1.6	1.4	1.3

2026									Nine Months Ended September 30,	2025			% Points Change
$ 14,058	$ 32,776	42.9%	$ 13,679	$ 32,042	42.7%	$ 13,684	$ 32,086	42.6%	Total PMI	$ 12,706	$ 30,286	42.0%	0.9	0.7	0.6
(1) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions / divestitures refer to Schedule 12
(2) For the calculation of Net Revenues excluding currency and acquisitions / divestitures refer to Schedule 3 and Schedule 4

						Schedule 14
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Condensed Statements of Earnings
($ in millions, except per share data) / (Unaudited)

Quarters Ended September 30,				Nine Months Ended September 30,
2026	2025	Change Fav./(Unfav.)		2026	2025	Change Fav./(Unfav.)
$ 11,438	$ 10,845	5.5%	Net Revenues	$ 32,776	$ 30,286	8.2%
3,584	3,484	(2.9)%	Cost of sales	10,358	9,789	(5.8)%
7,854	7,361	6.7%	Gross profit	22,418	20,497	9.4%
2,993	3,058	2.1%	Marketing, administration and research costs	8,831	8,474	(4.2)%
—	—	—%	Impairment of goodwill	—	41	100.0%
(5)	40	+100%	Corporate expenses and other	298	463	35.6%
4,866	4,263	14.1%	Operating Income	13,289	11,519	15.4%
199	230	13.5%	Interest expense, net	679	748	9.2%
73	14	-(100)%	Pension and other employee benefit costs	63	37	(70.3)%
4,594	4,019	14.3%	Earnings before income taxes	12,547	10,734	16.9%
986	751	(31.3)%	Provision for income taxes	2,617	2,062	(26.9)%
—	—	—%	Impairment related to the RBH equity investment	511	—	—%
86	(345)	-(100)%	Equity investments and securities (income)/loss, net	330	(926)	-(100)%
3,522	3,613	(2.5)%	Net Earnings	9,089	9,598	(5.3)%
209	135	(54.8)%	Net Earnings attributable to noncontrolling interests	521	391	(33.2)%
$ 3,313	$ 3,478	(4.7)%	Net Earnings attributable to PMI	$ 8,568	$ 9,207	(6.9)%
			Per share data: (1)
$ 2.12	$ 2.23	(4.9)%	Basic Earnings Per Share	$ 5.49	$ 5.90	(6.9)%
$ 2.12	$ 2.23	(4.9)%	Diluted Earnings Per Share	$ 5.48	$ 5.89	(7.0)%

(1) Net Earnings and weighted-average shares used in the basic and diluted Earnings Per Share computations for the quarters ended September 30, 2026 and 2025 are shown on Schedule 1, Footnote 1

		Schedule 15
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Condensed Balance Sheets
($ in millions) / (Unaudited)

	September 30,	December 31,
	2026	2025
Assets
Cash and cash equivalents	$6,683	$4,872
All other current assets	19,105	19,491
Property, plant and equipment, net	8,369	8,397
Goodwill	16,789	17,264
Other intangible assets, net	9,824	10,884
Equity investments	1,975	2,891
Other assets	3,985	5,386
Total assets	$66,730	$69,185

Liabilities and Stockholders' (Deficit) Equity
Short-term borrowings	$2,525	$168
Current portion of long-term debt	3,328	3,533
All other current liabilities	19,342	21,726
Long-term debt	41,709	45,134
Deferred income taxes	1,983	2,065
Other long-term liabilities	3,788	4,587
Total liabilities	72,675	77,213

Total PMI stockholders' deficit	(7,937)	(9,994)
Noncontrolling interests	1,992	1,966
Total stockholders' (deficit) equity	(5,945)	(8,028)
Total liabilities and stockholders' (deficit) equity	$66,730	$69,185

				Schedule 16
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Calculation of Total Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA Ratios
($ in millions, except ratios) / (Unaudited)

	Year Ended September 30, 2026			Year Ended December 31, 2025
	October ~ December	January ~ September	12 months
	2025	2026	rolling
Net Earnings	$ 2,250	$ 9,089	$ 11,339	$ 11,848
Equity investments and securities (income)/loss, net	221	330	551	(705)
Provision for income taxes	675	2,617	3,292	2,737
Interest expense, net	218	679	897	966
Impairment related to the RBH equity investment	—	511	511	—
Depreciation, amortization and impairment of goodwill	521	1,534	2,055	2,037
Restructuring charges and Others (1)	92	93	185	492
Adjusted EBITDA	$ 3,977	$ 14,853	$ 18,830	$ 17,375

			September 30,	December 31,
			2026	2025
Short-term borrowings			$ 2,525	$ 168
Current portion of long-term debt			3,328	3,533
Long-term debt			41,709	45,134
Total Debt			$ 47,562	$ 48,835
Cash and cash equivalents			6,683	4,872
Net Debt			$ 40,879	$ 43,963

Ratios:
Total Debt to Adjusted EBITDA			2.53	2.81
Net Debt to Adjusted EBITDA			2.17	2.53
(1) For the period October 2025 to December 2025 "Others" include loss on expected sale of consumer accessories and other businesses ($94 million). For the period January 2026 to September 2026 "Others" include Dutch pension plan buy-out loss ($74 million) partly offset by Egypt sales tax settlement adjustment ($15 million).

					Schedule 17

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Operating Cash Flow
($ in millions) / (Unaudited)

Quarters Ended September 30,				Nine Months Ended September 30,
2026	2025	% Change		2026	2025	% Change
$ 5,352	$ 4,462	19.9%	Net cash provided by operating activities (1)	$ 10,445	$ 7,524	38.8%

(1) Operating cash flow